Credit Suisse Institutional High Yield Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended August 31, 2002


Portfolio:			Credit Suisse Institutional High Yield Fund


Security:			Beazer Homes USA 144A Reg/Rts


Date Purchased:			04/12/02


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		600


Total Principal Purchased
by the Portfolio *:		$60,000


% of Offering Purchased
by the Portfolio:		0.10000%


Broker:				UBS Warburg Dillion-Paine webber


Member:				CS First Boston




Portfolio:			Credit Suisse Institutional High Yield Fund


Security:			Associated Materials 144A Reg Rts


Date Purchased:			04/18/02


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$50,000


% of Offering Purchased
by the Portfolio:		0.10000%


Broker:				UBS Warburg Dillion-Paine webber


Member:				CS First Boston






Portfolio:			Credit Suisse Institutional High Yield Fund


Security:			Western Financial Bank


Date Purchased:			04/29/02


Price Per Share:		$99.52


Shares Purchased
by the Portfolio *:		250


Total Principal Purchased
by the Portfolio *:		$24,880


% of Offering Purchased
by the Portfolio:		0.10048%


Broker:				Bear Stearns & Company


Member:				CS First Boston



Portfolio:			Credit Suisse Institutional High Yield Fund


Security:			ON Semiconductor Corp SEC 144A


Date Purchased:			05/01/02


Price Per Share:		$96.90


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$48,450


% of Offering Purchased
by the Portfolio:		0.10320%


Broker:				Morgan Stanley & Company Inc.


Member:				CS First Boston



Portfolio:			Credit Suisse Institutional High Yield Fund


Security:			Jorgensen Earle M. 144A


Date Purchased:			05/17/02


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		300


Total Principal Purchased
by the Portfolio *:		$30,000


% of Offering Purchased
by the Portfolio:		0.10000%


Broker:				Chase Manhattan Bank


Member:				CS First Boston



Portfolio:			Credit Suisse Institutional High Yield Fund


Security:			Trimas Corp.SR Sub Nts 144A


Date Purchased:			05/23/02


Price Per Share:		$99.21


Shares Purchased
by the Portfolio *:		400


Total Principal Purchased
by the Portfolio *:		$39,684


% of Offering Purchased
by the Portfolio:		0.10079%


Broker:				Chase Manhattan Bank


Member:				CS First Boston



Portfolio:			Credit Suisse Institutional High Yield Fund


Security:			IESI Corp. 144A W Reg/Rts


Date Purchased:			06/07/02


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$50,000


% of Offering Purchased
by the Portfolio:		0.10000%


Broker:				Salomon Brothers


Member:				CS First Boston




Portfolio:			Credit Suisse Institutional High Yield Fund


Security:			Mail-Well Inc. Corp Bond 144A


Date Purchased:			03/08/02


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		250


Total Principal Purchased
by the Portfolio *:		$25,000


% of Offering Purchased
by the Portfolio:		0.07143%


Broker:				UBS Warburg Dillion - Paine Webber


Member:				CS First Boston




Portfolio:			Credit Suisse Institutional High Yield Fund


Security:			Berry Plastics Corp Bond 144A


Date Purchased:			07/17/02


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$50,000


% of Offering Purchased
by the Portfolio:		0.20000%


Broker:				Chase Manhanttan Bank


Member:				CS First Boston




Portfolio:			Credit Suisse Institutional High Yield Fund


Security:			The Manitowoc Co 144A


Date Purchased:			08/08/02


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$50,000


% of Offering Purchased
by the Portfolio:		0.28571%


Broker:				Deutsche Banc Alex. T. Brown Inc.


Member:				CS First Boston




Portfolio:			Credit Suisse Institutional High Yield Fund


Security:			L-3 Comm Corp Sr Sub NTS 144A


Date Purchased:			06/25/02


Price Per Share:		$100.00


Shares Purchased
by the Portfolio *:		500


Total Principal Purchased
by the Portfolio *:		$50,000


% of Offering Purchased
by the Portfolio:		0.10000%


Broker:				Lehman Brothers Inc F.I. Corporates


Member:				CS First Boston